                                                                                                                                                                                                                                                                                                                Exhibit 99.1

BOSTON OMAHA CORPORATION ANNOUNCES

ADOPTION OF CLASS A COMMON STOCK REPURCHASE PROGRAM

Omaha, Nebraska, March 18, 2020 – Boston Omaha Corporation (NASDAQ: BOMN) (“Boston Omaha” or the “Company”), today announced that its Board of Directors (the “Board”) approved a share repurchase program under which the Company can repurchase up to $20,000,000 of its Class A common stock through June 30, 2021 through open market purchases, privately-negotiated transactions, or otherwise in compliance with Rule 10b-18 under the Securities Exchange Act of 1934.

The Board also authorized the Company to establish “Rule 10b5-1 trading plans” for these share repurchases.  Rule 10b5-1 trading plans allow companies to repurchase shares at times when they might otherwise be prevented from doing so by securities laws or because of self-imposed trading blackout periods. Under any Rule 10b5-1 trading plan the Company might adopt, the Company’s third-party broker, subject to Securities and Exchange Commission regulations regarding certain price, market, volume and timing constraints, would have authority to purchase the Company’s Class A common stock in accordance with the terms of the plan.

The actual timing, number and value of shares repurchased under the stock repurchase program will depend on a number of factors, including constraints specified in any Rule 10b5-1 trading plans, price, general business and market conditions, and alternative investment opportunities. The share buyback program does not obligate the Company to acquire any specific number of shares in any period, and may be expanded, extended, modified or discontinued at any time.

About Boston Omaha Corporation

Boston Omaha Corporation is a public holding company with three majority owned businesses engaged in outdoor advertising, surety insurance and broadband telecommunications services. The Company also maintains minority investments in a bank, a national residential homebuilder and commercial real estate services businesses.

Forward-Looking Statements

This report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are “forward-looking statements” for purposes of this Current Report on Form 8-K, including statements concerning the Company’s plans to consummate the share repurchase program; the timing and ability of the Company to repurchase additional shares of Class A common stock, if any, under the share repurchase program; fluctuations in the trading volume and market price of shares of the Company’s Class A common stock, general business and market conditions and management’s determination of alternative needs and uses of the Company’s cash resources, all of which may affect the Company’s long-term performance and repurchases under the share repurchase program; and any statements or assumptions underlying any of the foregoing. In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “will,” “expects,” “plans,” “anticipates,” “estimates,” or the negative thereof or other comparable terminology. Although the Company believes that the expectations reflected in the forward-looking statements contained herein are reasonable, such expectations or any of the forward-looking statements may prove to be incorrect and actual results could differ materially from those projected or assumed in the forward-looking statements. Any forward-looking statements are subject to inherent risks and uncertainties, including, but not limited to, the risks described in the Company’s filings with the Securities and Exchange Commission. All forward-looking statements and reasons why results may differ included in this report are made as of the date hereof and the Company does not intend to update any forward-looking statements except as required by law or applicable regulations.

Contacts:

Boston Omaha Corporation

Catherine Vaughan

617-875-8911

cathy@bostonomaha.com